Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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UNIFIED SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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Absolute Core Strategy ETF

A series of the

Unified Series Trust

[July 26], 2020

Important Proxy Materials

PLEASE CAST YOUR VOTE TODAY

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of shares of Unified Series Trust (the “Trust”), to be held at 10:00 a.m., Eastern time, on [September 14], 2020 at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Formal notice of the Meeting appears after this letter, followed by the proxy statement. At the Meeting, shareholders of the Fund will be asked to vote on a proposal to approve a new investment advisory agreement on behalf of the Fund and on a proposal to approve a new sub-advisory agreement on behalf of the Fund.

We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided or voting by telephone at your earliest convenience.

The reason for the meeting is that Absolute Investment Advisers LLC (“Absolute”), who has served as investment adviser to the Fund since the Fund’s inception on January 21, 2020, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement is required to automatically terminate upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the Management Agreement between Absolute and the Trust approved by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) on November 19, 2019 and effective on January 21, 2020 (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees met and approved an interim investment advisory agreement between Absolute and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. The Board of Trustees also approved a proposed new investment advisory agreement between Absolute and the Trust, on behalf of the Fund (the “New Advisory Agreement”), subject to shareholder approval. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory agreement is approved by the shareholders of the Fund. Therefore, the Board of Trustees is submitting the New Advisory Agreement for approval by a vote of the shareholders of the Fund.

In addition, Absolute had an agreement with St. James, pursuant to which St. James served as the sub-adviser to the Fund (the “Original Sub-Advisory Agreement”). The Original Sub-Advisory Agreement terminated by its own terms when the Original Advisory Agreement terminated. The Board approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Absolute and St. James that became effective upon the closing of the Transaction. The Board also approved the New Sub-Advisory Agreement, which also requires shareholder approval. Therefore, the Board is submitting the New Sub-Advisory Agreement for approval by a vote of the shareholders of the Fund, to be effective when the New Advisory Agreement is effective.

Absolute was founded in 2004. Absolute focuses primarily on portfolio management for investment companies. Absolute has not experienced and does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction or the New Advisory Agreement. The current management team at Absolute remains intact and in place and was the same management team prior to the Transaction. St. James Investment Company, LLC (“St. James”), the sub-adviser to Absolute for the Fund, remains intact and in place. The Adviser has stated it will continue to manage the Fund using the same investment objective and strategies that have been employed by Absolute and St. James since inception of the Fund in 2020.

The Board of Trustees has approved the New Advisory Agreement and New Sub-Advisory Agreement and recommends that you vote “FOR” the New Advisory Agreement and the New Sub-Advisory Agreement, both of which include terms that are substantially similar to the Original Advisory Agreement and Original Sub-Advisory Agreement.

Your vote is important regardless of the number of shares you own. In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement and cast your vote. It is important that your vote be received no later than [September 14], 2020.

In addition to voting by mail you may also vote by telephone as follows:

TO VOTE BY TELEPHONE:
1) Read the proxy statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card
3) Enter the control number that appears on the enclosed proxy card and follow the simple instructions

We encourage you to vote by telephone using the control number that appears on the enclosed proxy card. Use of telephone voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

The Fund is sensitive to the health and travel concerns the Fund’s shareholders may have and the protocols that federal, state and local governments may impose. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Fund will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Fund may not deliver additional soliciting materials to shareholders or otherwise amend the Fund’s proxy materials. The Fund plans to announce these changes, if any, at www.okapivote.com/abeq and encourages you to check this website prior to the Special Meeting if you plan to attend.

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions after considering the enclosed materials, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-305-0855.

Sincerely,

David R. Carson
President

Absolute Core Strategy ETF

A series of

Unified Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT [10:00 A.M.], EASTERN TIME, ON [SEPTEMBER 14], 2020. THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE AT HTTP://WWW.OKAPIVOTE.COM/ABEQ OR BY CALLING THE OKAPI PARTNERS LLC, TOLL-FREE AT 855-305-0855.

To the Shareholders of the Absolute Core Strategy ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of the Unified Series Trust (the “Trust”) will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, at [10:00 A.M.], Eastern time, on [September 14], 2020. The purpose of the Meeting is to consider and vote on the following matters:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC.

2.	To approve a new sub-advisory agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC, with respect to the Fund.

3.	To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the new investment advisory agreement will be brought before the Meeting.

Shareholders of record as of the close of business on [July 16], 2020 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. A proxy statement and proxy card solicited by the Trust are included herewith.

PLEASE VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. YOU MAY ALSO EXECUTE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees of the Trust,

Elisabeth Dahl
Secretary
Dated: [July 26], 2020	Unified Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSAL

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q: What is happening? Why did I get this package of materials?

A: The Absolute Core Strategy ETF (the “Fund”), a series of Unified Series Trust (the “Trust”), is conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at [10:00 a.m.], Eastern Time, on [September 14], 2020.

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals: To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC (“Absolute”) (“Proposal 1”); a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Absolute and St. James Investment Company, LLC (“St. James”), with respect to the Fund (“Proposal 2), (together, the “Proposals”); and the transaction of any other business (none currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q: Why am I being asked to vote on the New Advisory Agreement and the New Sub-Advisory Agreement?

A: You are being asked to vote on the New Advisory Agreement because Absolute, which has served as investment adviser to the Fund from the Fund’s inception, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm. Under the Investment Company Act of 1940, as amended (“Investment Company Act”), an investment advisory agreement automatically terminates upon an “assignment”. The closing of the Transaction was considered an “assignment” under applicable law. This resulted in termination of the original investment advisory agreement between Absolute and the Trust (the “Original Advisory Agreement”). In anticipation of the closing of the Transaction, the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) met on May 20 and 21, 2020, and, after careful consideration, approved an interim investment advisory agreement between Absolute and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that became effective upon the closing of the Transaction. In addition, the Board, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness or upon the date the New Advisory Agreement is approved by the shareholders of the Fund. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective. Therefore, the Board is submitting the New Advisory Agreement to a vote of the shareholders of the Fund. As a shareholder of the Fund, you are entitled to vote on the New Advisory Agreement for the Fund.

In addition, Absolute had an agreement with St. James, pursuant to which St. James served as the sub-adviser to the Fund (the “Original Sub-Advisory Agreement”). The Original Sub-Advisory Agreement terminated by its own terms when the Original Advisory Agreement terminated. The Board approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between Absolute and St. James that became effective upon the closing of the Transaction. The Board also approved the New Sub-Advisory Agreement, which also requires shareholder approval. Therefore, the Board is submitting the New Sub-Advisory Agreement to a vote of the shareholders of the Fund, to be effective when the New Advisory Agreement is effective.

Q: Does the Board recommend that shareholders vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement?

A: Yes. The Board unanimously recommends that the shareholders of the Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement. The various factors the Board considered in making this determination are described in the Proxy Statement.

Q: Who is Absolute Investment Advisers LLC?

A: Absolute was founded in 2004. Absolute focuses primarily on portfolio management for investment companies. As of June 1, 2020, Absolute had approximately $250 million in assets under management.

Q: Who is St. James Investment Company, LLC?

A: St. James was founded in 1999. St. James manages equity portfolios for both individuals and institutions. As of June 1, 2020, St. James had approximately $1.2 billion in assets under management.

Q: When would the New Advisory Agreement and the New Sub-Advisory Agreement take effect?

A: If approved by shareholders of the Fund, the New Advisory Agreement and the New Sub-Advisory Agreement would take effect immediately.

Q: Will the Transaction affect the operation of the Fund?

A: Absolute does not expect any interruption of the Fund’s daily business as a result of the closing of the Transaction or the New Advisory Agreement. The management team at Absolute that has been in place since inception of the Fund will remain intact and in place. St. James, the sub-adviser to Absolute for the Fund, will remain intact and in place. The Adviser has stated it will continue to manage the Fund using the same investment objective and strategies that have been employed by Absolute and St. James since inception of the Fund in 2020.

Q: Will the Fund’s investment objective or principal investment strategies change under the New Advisory Agreement?

A: No. The Fund’s investment objective and principal investment strategies will remain the same under the New Advisory Agreement as they were under the Original Advisory Agreement and the Interim Advisory Agreement.

Q: Will the Fund’s name change?

A: No. The Fund’s name will remain Absolute Core Strategy ETF.

Q: How will the approval of the New Advisory Agreement and the New Sub-Advisory Agreement change the investment management team of the Fund?

A: The management team at Absolute since inception of the Fund has remained intact and in place after the closing of the Transaction and will continue to manage the Fund under the Interim Advisory Agreement and is expected to continue to manage the Fund under the New Advisory Agreement, if approved by the shareholders of the Fund, using the same investment objective and strategies that have been employed by Absolute and St. James since the Fund’s inception. Thus, it is contemplated that the Fund will continue to be managed under the New Advisory Agreement and the new Sub-Advisory Agreement by Robert J. Mark, who has been responsible for the day-to-day management of the Fund’s portfolio since the Fund’s inception.

Q: How does the New Advisory Agreement differ from the Original Advisory Agreement?

A: The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date.

Q: How does the New Sub-Advisory Agreement differ from the Original Sub-Advisory Agreement?

A: The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those of the Original Advisory Agreement, and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date.

Q: Will the approval of the New Advisory Agreement change the total fees payable under the Original Advisory Agreement?

A: No. The total fees, including fee reductions and expense reimbursements, payable to Absolute under the New Advisory Agreement will be the same as the fees paid to Absolute under the Original Advisory Agreement.

Q: Will the approval of the New Sub-Advisory Agreement change the total fees payable under the Original Sub-Advisory Agreement?

A: No. The total fees payable to St. James under the New Sub-Advisory Agreement will be the same as the fees paid to St. James under the Original Sub-Advisory Agreement.

Q: Who is eligible to vote?

A: Shareholders of record at the close of business on [July 16], 2020 are entitled to be present and to vote at the Meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the Meeting and vote in person or you may vote by telephone or Internet or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on any proposal, your proxy will be voted as you indicate, and any proposals for which no vote is specified will be voted FOR that proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the proposals, your shares will be voted FOR all proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q: What will happen if there are not enough votes to have the Meeting?

A: It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than [September 14], 2020 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a few weeks, you may be contacted by officers of the Trust or the Adviser, or Okapi Partners LLC, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the New Advisory Agreement, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q: What happens if Proposal 1 is not approved?

A: If the shareholders of the Fund do not approve the New Advisory Agreement, Proposal 1 will not take effect. In the event Proposal 1 does not take effect, the Interim Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment adviser for the Fund or possibly closing the Fund. If Proposal 1 does not take effect, Proposal 2 will not take effect regardless of whether the shareholders approve Proposal 2.

Q: What happens if Proposal 2 is not approved?

A: If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, Proposal 2 will not take effect. If the shareholders of the Fund approve Proposal 1 but do not approve Proposal 2, the Interim Sub-Advisory Agreement will continue until its expiration. The Board will consider other possible options available to the Fund, including, without limitation, seeking another investment sub-adviser for the Fund or possibly closing the Fund.

Q: Who will pay for the proxy solicitation?

A: Absolute has agreed to pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposal. The Fund will not bear any of these costs.

Q: Whom should I call for additional information about the Proxy Statement?

A: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC toll-free at 855-305-0855..

Absolute Core Strategy ETF

A series of the

Unified Series Trust

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [September 14], 2020

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Unified Series Trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Absolute Core Strategy ETF (the “Fund”), a series of the Trust, or at any adjournment thereof. The principal address of the Trust is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. This proxy statement and form of proxy are being first mailed to shareholders on or about [July 26], 2020.

The Meeting is being held for the purpose of considering the approval of a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Absolute Investment Advisers LLC (“Absolute”) because Absolute, who has served as investment adviser to the Fund since the Fund’s inception, underwent a change in control on June 30, 2020 in a transaction (the “Transaction”) due to a change in ownership of the firm, which resulted in a termination of the original investment advisory agreement between the Trust, on behalf of the Fund, and Absolute (the “Original Advisory Agreement”).

In addition, shareholders are being asked to consider the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between Absolute and St. James Investment Company, LLC (“St. James”) because the original sub-advisory agreement between Absolute and St. James terminated when the Original Advisory Agreement terminated.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Okapi Partners LLC (“Okapi”) will solicit proxies for the Meeting. Okapi is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The cost of these services will be paid by Absolute.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust or Absolute without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies. Absolute has agreed to reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUND, AND ABSOLUTE INVESTMENT ADVISERS LLC

Background. Absolute Investment Advisers LLC (“Absolute”), the Fund’s investment advisor, has provided investment advisory services to the Fund pursuant to an investment advisory agreement that became effective upon the commencement and launch of the Fund on January 21, 2020 (the “Original Advisory Agreement”) and continued until June 30, 2020. The Original Advisory Agreement was approved by the sole initial shareholder of the Fund on January 17, 2020. The Original Advisory Agreement was last approved by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on November 18 and 19, 2019 and a continuation meeting held on January 16, 2020.

Absolute entered into those certain purchase agreements with certain members of Absolute to be effective as of July 1, 2020 (collectively referred to as the “Purchase Agreement”). As a result, two founding members of Absolute ceased being affiliated with Absolute, as either an employee or Member, as of July 1, 2020.. Under the terms of the Purchase Agreement, the interests in Absolute relinquished by certain members were purchased by Absolute, current employees of Absolute, or granted to current employees of Absolute or held in reserve by Absolute (the “Transaction”). The Transaction closed on June 30, 2020. Prior to the Transaction, four members of Absolute each owned approximately 22.22% of the Voting Capital Absolute. Following the Transaction, Messrs. James P. Compson and Brian D. Hlidek are each expected to own in excess of 25% of Absolute and the departing members will no longer have an equity interest in Absolute. The Fund’s portfolio management team, including portfolio manager Robert J. Mark of the Fund’s sub-adviser, St. James Investment Company, LLC (“St. James”), has remained in place since the closing of the Transaction. Absolute does not anticipate any changes to its name, organizational structure or management as a result of the Transaction, except as described above. Absolute does not anticipate any changes to the Fund’s name, investment strategies or processes as a result of the Transaction.

Under the Original Advisory Agreement, Absolute received from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.85% of the average daily net assets of the Fund. Absolute also contractually agreed under an operating expense limitation agreement (the “Original ELA”) between the Trust, on behalf of the Fund, and Absolute to reduce its fees payable under the Original Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of the Fund (exclusive of certain costs) to an amount not exceeding 0.85% of the Fund’s average daily net assets. The net aggregate management fee paid to Absolute by the Fund for the fiscal period ended March 31, 2020 was 0.00% of the Fund’s average daily net assets.

Assignment and Termination of the Original Advisory Agreement. Under the Investment Company Act, an investment advisory agreement is required to automatically terminate upon an “assignment.” The closing of the Transaction was considered an “assignment” under applicable law and resulted in the automatic termination of the Original Advisory Agreement on June 30, 2020.

Interim Advisory Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on May 20 and 21, 2020 (the “May Board Meeting”), and after careful consideration, approved an interim investment advisory agreement between Absolute and the Trust, on behalf of the Fund, (the “Interim Advisory Agreement”) that became effective on July 1, 2020, following the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Advisory Agreement are the same as the terms and conditions of the Original Advisory Agreement, with the following exceptions:

(1)	The Interim Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150-day period”) or upon the date the New Advisory Agreement between the Trust, on behalf of the Fund, and Absolute is approved by the shareholders of the Fund;

(2)	The compensation under the Interim Advisory Agreement is no greater than the compensation the investment adviser would have received under the Original Advisory Agreement;

(3)	The Interim Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Absolute;

(4)	The Interim Advisory Agreement requires that all compensation earned under the Interim Advisory Agreement be held in an interest-bearing escrow account with the Fund’s custodian;

(5)	If shareholders approve the New Advisory Agreement with Absolute by the end of the 150-day period, Absolute will be paid the entire amount in the escrow account (including the interest earned) or (ii) if shareholders of the Fund do not approve the New Advisory Agreement with Absolute by the end of the 150-day period, then Absolute will be paid, out of the escrow account, the lesser of: (x) any reasonable costs incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (y) the total amount in the escrow account (plus interest earned on the amount while in escrow); and

(6)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

In addition, at the May Board Meeting, the Board of Trustees approved an amended and restated expense limitation agreement (the “Amended Original ELA”) between Absolute and the Trust, on behalf of the Fund. The Amended Original ELA became effective on May 22, 2020, and its terms are substantially similar to the terms of the Original ELA. The Original ELA was set to expire on July 31, 2022. The Amended Original ELA was set to expire on July 31, 2023; however, by its terms it expired upon the termination of the Original Advisory Agreement. The Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on June 19, 2020 (the “June Board Meeting”), approved a new expense limitation agreement (the “New ELA”) between Absolute and the Trust, on behalf of the Fund. The New ELA became effective at the closing of the Transaction, and its terms are substantially similar to the terms of the Amended Original ELA.

Under the New ELA, Absolute has agreed to reduce its fees payable under the Interim Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total annual fund operating expenses of each class of shares of the Fund (exclusive of brokerage costs, taxes, interest, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the Fund’s business) to an amount not exceeding 0.85% of the Fund’s average daily net assets. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. In addition, Absolute may recoup fees waived and expenses reimbursed under the Original ELA and the Amended Original ELA, subject to the terms of the Original ELA and Amended Original ELA. The New ELA will expire July 31, 2023. Prior to its termination, the New ELA may be modified or terminated only with the approval of the Board of Trustees.

New Advisory Agreement. Also at the May Board Meeting and the June Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Advisory Agreement to replace the Interim Advisory Agreement prior to its termination. Under the Investment Company Act, the New Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Advisory Agreement are substantially similar to those of the Original Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years from the date of shareholder approval.

The terms of the New Advisory Agreement are also substantially similar to those of the Interim Advisory Agreement except for the changes described above and the various provisions included in the Interim Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, the Trust, on behalf of the Fund, will enter into the New Advisory Agreement with Absolute. Similar to the terms under the Original Advisory Agreement, the terms of the New Advisory Agreement provide that Absolute, as investment adviser to the Fund, will manage the investment and reinvestment of assets of the Fund; continuously review, supervise, and administer the investment program of the Fund; determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; provide the Trust and the Fund with records concerning Absolute’s activities under the New Advisory Agreement which the Trust and the Fund are required to maintain; render regular reports to the Trust’s Trustees and officers concerning Absolute’s discharge of the foregoing responsibilities; and perform such other services as agreed by Absolute and the Trust from time to time. Under the New Advisory Agreement, Absolute will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.85% of the average daily net assets of the Fund, which is the same as the management fee payable under the Original Advisory Agreement.

The New Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Advisory Agreement will remain in force for an initial term of two years from the date of shareholder approval, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Advisory Agreement, under the terms of the New Advisory Agreement, the Board, the Fund’s shareholders, or Absolute may terminate the agreement at any time, on 60 days’ written notice, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Advisory Agreement, the New Advisory Agreement provides that Absolute shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Advisory Agreement.

The New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The descriptions of the New Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit A.

In the event the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment adviser to manage the Fund or possibly closing the Fund.

Expense Limitation Agreement. In addition, at the June Board Meeting, the Board approved the New ELA between Absolute and the Trust, on behalf of the Fund. The New ELA became effective when the Interim Advisory Agreement became effective, and the New ELA’s terms are substantially similar to the terms of the Original ELA and Amended Original ELA; the New ELA will expire on July 31, 2023. As discussed above, the Amended Original ELA was set to expire on July 31, 2023; however, by its terms it expired upon the termination of the Original Advisory Agreement.

Similar to the Original ELA, under the New ELA, Absolute has agreed to waive its fees payable under the New Advisory Agreement and/or reimburse other expenses of the Fund to the extent necessary to limit total operating expenses of each class of shares of the Fund (exclusive portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.85% of the Fund’s average daily net assets. Each waiver/expense payment by Absolute under the Original ELA and the New ELA is subject to recoupment by Absolute from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. It is expected that the New ELA will continue in effect until July 31, 2023 and from year to year thereafter provided such continuance is approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the agreement, as defined in the Investment Company Act; and (ii) have no direct or indirect financial interest in the operation of the agreement (the “Non-Interested Trustees”); provided, however, that the Trust and Absolute may terminate the New ELA at the end of the then-current term upon not less than 60 days’ notice to the Trust; and provided further that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The New ELA automatically terminates if the New Advisory Agreement is terminated.

The New ELA is attached to this Proxy Statement as Exhibit B. The descriptions of the New ELA set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit B.

Information Concerning Absolute. Absolute was founded in 2004 and is a Massachusetts limited liability company having a principal office at 4 North Street, Suite 2, Hingham, MA 02043. Absolute is registered with the U.S. Securities and Exchange Commission. Absolute focuses primarily on portfolio management for investment companies. As of June 1, 2020, Absolute had approximately $250 million in assets under management.

Evaluation by the Board of Trustees. At the May Board Meeting, Absolute presented the terms of the Transaction. In addition, at the May Board Meeting and the June Board Meeting, the Board of Trustees requested and received such other information from Absolute regarding the Transaction as the Trustees believed was reasonably necessary to understand the Transaction and the potential effects on the Trust and the Fund from the Transaction. The Board of Trustees discussed these matters with Absolute as well as Absolute’s plans for the operation of the Fund after the Transaction. As part of the discussion, Absolute noted that they did not expect any interruption in the Fund’s daily business as a result of the closing of the Transaction and under the New Advisory Agreement. Absolute further noted no changes were anticipated in the portfolio management team or investment approach as a result of the Transaction and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed Absolute and St. James.

In determining whether to approve the New Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by Absolute; (2) the investment performance of the Fund and Absolute; (3) the cost of the services to be provided and profits to be realized by Absolute and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; (6) possible conflicts of interest; and (7) the likely effects of the Transaction on the Fund and its shareholders. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Trust who is experienced in investment company and securities law matters. The Trustees recalled their deliberations at their in-person meeting held on November 18 and 19, 2019 and at their special meeting held on January 16, 2020. In addition, the Board of Trustees, including a majority of the Independent Trustees, at the June Board Meeting (held via video conference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940), further reviewed and affirmed their prior deliberations at the May Board Meeting. The Board discussed each Gartenberg factor in turn as follows:

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that each of Absolute and St. James provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Absolute’s and St. James’ portfolio managers who will continue to be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at each of Absolute and St. James who continue to provide services to the Fund. The Trustees concluded that they are satisfied with the nature, extent, and high quality of investment management services provided by Absolute and St. James to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s limited performance for the period ended May 31, 2020. The Trustees observed that the Fund had less than six months of performance to consider and that the period since the Fund launched has coincided with the COVID-19 inspired market decline and volatility. It was the consensus of the Trustees that it was reasonable to conclude that Absolute and St. James have the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the Fund’s management fee is higher than the average for funds in the custom Morningstar category, and a supplemental ETF comparison group. The Trustees noted that the Fund’s net expenses are below the category and peer group averages. The Trustees also considered a profitability analysis prepared by Absolute for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Absolute is not expecting to initially earn a profit as a result of managing the Fund. The Trustees also noted that New ELA would be in effect through July 31, 2023.

The Trustees considered other potential benefits that Absolute or St. James may receive in connection with management of the Fund and whether any services provided are duplicative as between adviser and sub-adviser. After considering the above information, the Trustees concluded that the advisory management fee and the sub-advisory fee for the Fund each represent reasonable compensation in light of the nature and quality of services to the Fund, the fees paid by comparable ETFs, and the anticipated profitability for providing services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee, the Trustees also considered the extent to which Absolute or St. James will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, the brief period since launch, and the fact that Absolute is not yet at a level of profitability in managing the Fund, it is premature to reduce the management fee or introduced or that breakpoints in the management fee at this time.

Conclusion

The Board also noted (i) that Absolute represented that the Transaction is not expected to materially affect the Fund’s operations or the level or quality of advisory services provided to the Fund; (ii) that Absolute represented that the same portfolio management personnel who currently provide services to the Fund will continue to do so upon the closing of the Transaction; (iii) the commitment of Absolute to continue to pay or reimburse the Fund for the expenses as provided in the New ELA; (iv) Absolute’s agreement to pay for the Fund’s costs and expenses incurred in connection with the Transaction, including, with limitation, the cost of preparing the Proxy Statement; and (v) that based upon the representations from Absolute, the Fund is not expected to be subject to any “unfair burden” as a result of the Transaction within the meaning of Section 15(f) under the Investment Company Act.

The Board also determined that the scope, quality, and nature of services to be provided by Absolute and the fees to be paid to Absolute under the New Advisory Agreement will be substantially identical to the services and fees under the Original Advisory Agreement. Following its consideration of all of the foregoing, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Advisory Agreement.

PROPOSAL 2:	TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN ABSOLUTE INVESTMENT ADVISERS LLC AND ST. JAMES INVESTMENT COMPANY, LLC

Background. St. James Investment Company, LLC (“St. James”), the Fund’s investment sub-adviser, has provided investment advisory services to the Fund pursuant to an investment sub-advisory agreement that became effective upon the commencement and launch of the Fund on January 21, 2020 (the “Original Sub-Advisory Agreement”) and continued until June 30, 2020. The Original Sub-Advisory Advisory Agreement was approved by shareholders of the Fund on January 17, 2020. The Original Sub-Advisory Agreement was last approved and renewed by the Board of Trustees, including a majority of the members of the Board of Trustees (individually, a “Trustee” and collectively, the “Trustees”) who are not interested persons, as defined in the Investment Company Act 1940 Act, as amended (the “Investment Company Act”), of the Trust (the “Independent Trustees”) at an in-person meeting of the Board of Trustees held on November 18 and 19, 2019 and a continuation meeting held on January 16, 2020.

Termination of the Original Sub-Advisory Agreement. The Original Sub-Advisory Agreement terminated by its terms when the Original Advisory Agreement terminated on June 30, 2020.

Interim Sub-Advisory Agreement. In anticipation of the closing of the Transaction, the Board of Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees (held via teleconference pursuant to relief granted by the Securities and Exchange Commission to the in person voting requirements under Section 15(c) of the Investment Company Act of 1940) on June19, 2020 (the “June Board Meeting”), and after careful consideration, approved an interim sub-advisory agreement between Absolute and St. James (the “Interim Sub-Advisory Agreement”) that became effective on July 1, 2020, following the closing of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act, the Interim Sub-Advisory Agreement did not require shareholder approval.

In deciding to approve the Interim Advisory Agreement, the Board of Trustees, determined, among other things, that the scope and quality of services to be provided to the Fund under the Interim Sub-Advisory Agreement would be at least equivalent to the scope and quality of services provided under the Original Sub-Advisory Agreement. As required under Rule 15a-4 under the Investment Company Act, the terms and conditions of the Interim Sub-Advisory Agreement are the same as the terms and conditions of the Original Sub-Advisory Agreement, with the following exceptions:

(1)	The Interim Sub-Advisory Agreement terminates upon the earlier of 150 days from the date of its effectiveness (the “150-day period”) or upon the date the New Sub-Advisory Agreement between Absolute and St. James is approved by the shareholders of the Fund;

(2)	The compensation under the Interim Sub-Advisory Agreement is no greater than the compensation the investment sub-adviser would have received under the Original Sub-Advisory Agreement;

(3)	The Interim Sub-Advisory Agreement may be terminated by the Fund, upon a vote of the Board of Trustees or a majority of the Fund’s outstanding shares, without payment of any penalty, on 10 calendar days’ written notice to Absolute;

(4)	Such other differences in terms and conditions as the Board of Trustees, including a majority of the Independent Trustees, found to be immaterial.

New Sub-Advisory Agreement. Also at the June Board Meeting, the Board of Trustees, including a majority of the Independent Trustees, after careful consideration, approved the New Sub-Advisory Agreement to replace the Interim Sub-Advisory Agreement prior to its termination. Under the Investment Company Act, the New Sub-Advisory Agreement requires shareholder approval in order to become effective.

The terms and conditions of the New Sub-Advisory Agreement are substantially similar to those of the Original Sub-Advisory Agreement and materially differ only with respect to the changes described below:

1)	A change in the effective date and the termination date. The New Sub-Advisory Agreement will become effective on the date of approval by the shareholders of the Fund and will have an initial term of two years from the date of shareholder approval.

The terms of the New Sub-Advisory Agreement are also substantially similar to those of the Interim Sub-Advisory Agreement except for the changes described above and the various provisions included in the Interim Sub-Advisory Agreement as required under Rule 15a-4 under the Investment Company Act (as discussed above).

If approved by shareholders of the Fund, Absolute will enter into the New Sub-Advisory Agreement with St. James. Similar to the terms under the Original Sub-Advisory Agreement, the terms of the New Sub-Advisory Agreement provide that St. James, as investment sub-adviser to the Fund, will make decisions with respect to all purchases and sales of securities and other investment assets for that portion of the Fund’s assets that Absolute allocates to the St. James. Under the New Advisory Agreement, Absolute will receive from the Fund an annual fee, computed and accrued daily and paid in arrears monthly, at the rate of 0.30% of the average daily net assets of the Fund, which is the same as the management fee payable under the Original Sub-Advisory Agreement.

The New Sub-Advisory Agreement will become effective immediately upon the approval of the shareholders of the Fund. The New Sub-Advisory Agreement will remain in force for an initial term of two years from the date of shareholder approval, and from year to year thereafter, subject to annual approval by (a) the Board, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the continuance, or (b) a vote of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act). Similar to the terms under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by Absolute on 60 days' written notice to St. James or by St. James on 60 days' written notice to the Trust, without the payment of any penalty. The New Advisory Agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act and the rules thereunder.

Similar to the terms under the Original Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that St. James shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligation and duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit C. The descriptions of the New Sub-Advisory Agreement set forth in this Proxy Statement are qualified in their entirety by reference to Exhibit C.

In the event the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Board will consider other options available to the Fund, including, without limitation, seeking another investment sub-adviser or possibly closing the Fund.

Information Concerning St. James. St. James was founded in 1999 and is a Colorado limited liability company having a principal office at 3838 Oak Lawn Avenue, Suite 1414, Dallas, TX 75219. St. James is registered with the U.S. Securities and Exchange Commission. St. James focuses primarily on managing equity portfolios for both individuals and institutions. As of June 1, 2020, St. James had approximately $1.2 billion in assets under management.

Evaluation by the Board of Trustees. At the June Board Meeting, the Board of Trustees requested and received such information from St. James as they deemed necessary to evaluate the approval of the New Sub-Advisory Agreement. The Board of Trustees discussed these matters with St. James as well as St. James’s plans for the advising the Fund under the New Sub-Advisory Agreement. As part of the discussion, St. James noted that they did not expect any interruption in the Fund’s daily business under the New Sub-Advisory Agreement. St. James further noted no changes were anticipated in the portfolio management team or investment approach and that they expected the Fund to continue to be managed using the same investment objective and strategies that have been employed by Absolute and St. James.

In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered, among other things: (1) the nature, extent and quality of the services to be provided by St. James; (2) the investment performance of the Fund and St. James; (3) the cost of the services to be provided and profits to be realized by St. James and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors; (5) brokerage and portfolio transaction policies; (6) possible conflicts of interest; and (7) the likely effects of the Transaction on the Fund and its shareholders. Throughout this process, the Independent Trustees were advised and supported by independent counsel to the Trust who is experienced in investment company and securities law matters. The Trustees recalled their deliberations at their in-person meeting held on November 18 and 19, 2019, at their special meeting held on January 16, 2020 and at the May Board Meeting.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that each of Absolute and St. James provide to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Absolute’s and St. James’ portfolio managers who will continue to be responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at each of Absolute and St. James who continue to provide services to the Fund. The Trustees concluded that they are satisfied with the nature, extent, and high quality of investment management services provided by Absolute and St. James to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s limited performance for the period ended May 31, 2020. The Trustees observed that the Fund had less than six months of performance to consider and that the period since the Fund launched has coincided with the COVID-19 inspired market decline and volatility. It was the consensus of the Trustees that it was reasonable to conclude that Absolute and St. James have the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees noted that the Fund’s management fee is higher than the average for funds in the custom Morningstar category, and a supplemental ETF comparison group. The Trustees noted that the Fund’s net expenses are below the category and peer group averages. The Trustees also considered a profitability analysis prepared by Absolute for its management of the Fund, which indicated that, both before and after the deduction of marketing expenses, Absolute is not expecting to initially earn a profit as a result of managing the Fund. The Trustees also noted that New ELA would be in effect through July 31, 2023.

The Trustees considered other potential benefits that Absolute or St. James may receive in connection with management of the Fund and whether any services provided are duplicative as between adviser and sub-adviser. After considering the above information, the Trustees concluded that the advisory management fee and the sub-advisory fee for the Fund each represent reasonable compensation in light of the nature and quality of services to the Fund, the fees paid by comparable ETFs, and the anticipated profitability for providing services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee and sub-advisory fee, the Trustees also considered the extent to which Absolute or St. James will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund, the brief period since launch, and the fact that Absolute is not yet at a level of profitability in managing the Fund, it is premature to reduce the management fee or introduced or that breakpoints in the management fee at this time.

Conclusion

The Board also determined that the scope, quality, and nature of services to be provided by St. James and the fees to be paid to St. James under the New Sub-Advisory Agreement will be substantially identical to the services and fees under the Original Sub-Advisory Agreement. Following its consideration of all of the foregoing, the Board, including a majority of the Independent Trustees voting separately, unanimously approved the New Advisory Agreement and recommended approval of the New Sub-Advisory Agreement by shareholders of the Fund. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the New Sub-Advisory Agreement and recommend approval to the Fund’s shareholders. Rather, the Trustees concluded, in light of their weighing and balancing of all factors, that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees recommends that shareholders of the Fund vote FOR the New Sub-Advisory Agreement.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on [July 16], 2020 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. As of the Record Date, there were [_______________] shares of beneficial interest of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

Quorum and Required Vote. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Fund is necessary to constitute a quorum at the Meeting (although any lesser number shall be sufficient for adjournments). Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the affirmative vote of a majority of the outstanding shares of the Fund is required for approval of the New Advisory Agreement with respect to the Fund (Proposal 1). The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-votes” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker-dealer or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially 0% of the outstanding shares of the Fund.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Fund on the Record Date.

[5% shareholders information to be added]

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Trust and Fund. The address of the Trust and the Fund is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Investment Advisor. Absolute serves as the investment adviser to the Fund under the Interim Advisory Agreement. The address of Absolute is 4 North Street, Suite 2, Hingham, MA 02043.

The following list includes the name, address and principal occupation of the principal executive officer and each director of Absolute:

Name	Position	Principal Occupation
James Compson	Principal	Portfolio Management
Brian Hlidek	Principal	Marketing

The address for each of the aforementioned persons is 4 North Street, Suite 2, Hingham, MA 02043.

Principal Underwriter. Northern Lights Distributors, LLC (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is located at 17605 Wright Street, Omaha, Nebraska 68130.

Administration and Other Services. Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services and accounting and pricing services to the Fund. Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Transfer Agent Services. Brown Brothers Harriman & Co. (“BBH”) provides transfer agent and shareholder services to the Fund. BBH is located at 50 Post Office Square, Boston, Massachusetts 02110.

Annual and Semiannual Reports. The Fund will furnish, without charge, a copy of its most recent Annual Report and most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. To request the Annual or Semi-Annual Report, please call Absolute toll free at 1-833-CORE ETF (267-3383). The Fund’s Annual and Semi-Annual Reports are available for download at www.absoluteadvisers.com.

OTHER MATTERS

Shareholder Proposals. As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required unless there is a particular requirement under the Investment Company Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Unified Series Trust, Attn: Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees. Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at the shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery. The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. To request a copy of the proxy statement at no charge, write to Okapi Partners LLC, 1212 Avenue of the Americas, 24th Floor, New York, NY 10035 or call toll-free at 855-305-0855.

By Order of the Board of Trustees,

Elisabeth A. Dahl
Secretary

Date: [July 26], 2020

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.